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                         AIM TAX-EXEMPT CASH FUND
                     AIM TAX-FREE INTERMEDIATE SHARES
                  AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

             (SERIES PORTFOLIOS OF AIM TAX-EXEMPT FUNDS, INC.)

                 Supplement dated November 17, 1995 to the
      Prospectus dated July 31, 1995 as supplemented October 19, 1995

This Supplement replaces in its entirety the "Supplement dated October 19, 1995 to the Prospects dated July 31, 1995."

Effective October 19, 1995, The Bank of New York became the custodian for AIM Tax-Exempt Funds, Inc. The address of The Bank of New York is 110 Washington Street, New York, New York 10286.

The seventh and last paragraph on page A-3 is revised to read in its entirety as follows:

     "AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of shares which normally involve payment of initial sales charges, and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to .10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to .25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES."

The sections under the captions "Table of Fees and Expenses" (page 3) and "Sales Charges and Dealer Concessions - Group I" and "- Group II," (page A-2), are revised to reflect that there is no initial sales charge on purchases of $1 million or more, but that such purchases are subject to a 1% contingent deferred sales charge if shares are redeemed prior to 18 months from the date of purchase.

The fifth sentence of the second paragraph under the caption "How to Purchase Shares - How to Open an Account" on page A-1 of the Prospectus is revised to read in its entirety as follows:

     "The minimum initial investment for an IRA account is $250."

The third sentence of the paragraph under the caption "Special Plans - Automatic Dividend Investment Plan" on page A-7 of the Prospectus is revised to read in its entirety as follows:

     "In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund."

The fifth sentence of the paragraph under the caption "Special Plans - Automatic Dividend Investment Plan" on page A-8 of the Prospectus is revised to read in its entirety as follows:

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      "An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500."

The first sentence of the paragraph under the caption "Special Plans - Dollar Cost Averaging" on page A-8 of the Prospectus is revised to read in its entirety as follows:

      "Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, provided that the exchange meets the requirements described under the caption "Exchange Privilege - Terms and Conditions of Exchanges."

The fifth sentence of the first paragraph and the accompanying cross-reference under the caption "Exchange Privilege - Terms and Conditions of Exchanges" (page A-8) are deleted in their entirety.

The first sentence of the second paragraph under the caption "Exchange Privilege - Terms and Conditions of Exchanges" on page A-9 of the Prospectus is revised to read in its entirety as follows:

      "Shares of any AIM Fund may be exchanged for shares of any other AIM Fund, except that (i) Load Fund share purchases of $1 million or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT
      CASH FUND and (ii) Lower Load Fund share purchases of $1 million or more and No Load Fund purchases may be exchanged for Load Fund shares in amounts of $1 million or more which will then be subject to a contingent deferred sales charge; however, for purposes of calculating the contingent deferred sales charge on the Load Fund shares acquired, the 18-month period shall be computed from the date of such exchange. For shares initially purchased prior to November 20, 1995, these exchange conditions will apply effective January 16, 1996."

The first paragraph under the caption "How to Redeem Shares--Contingent Deferred Sales Charge Program for Large Purchases" (page A-10) is revised to read in its entirety as follows:

     "Except for purchases of shares of the No Load Funds and Lower Load Funds, a contingent deferred sales charge of 1% applies to purchases of $1 million or more that are redeemed within 18 months of the date of purchase. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds--Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-month period (i) shares of any Load Fund or Class C shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances:"